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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  February 16, 2000
                                                  (February 10, 2000)


                           KELLSTROM INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                0-23764                              13-3753725
----------------------------------------    ------------------------------     -------------------------------------
     (State or Other Jurisdiction                    (Commission                          (IRS Employer
           of Incorporation)                        File Number)                       Identification No.)



    1100 International Parkway, Sunrise, Florida                   33323
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code:           (954) 845-0427




          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On February 10, 2000, Kellstrom Industries, Inc. (the "Registrant") issued a press release announcing that its Chief Financial Officer, Michael Wallace, has advised the Registrant of his intention to leave the Registrant to pursue a career with an Internet start-up company in an unrelated field, and that Oscar Torres, CPA, who has been the Registrant's Vice President-Finance and Corporate Controller, had been named Chief Financial Officer. Mr. Torres received his undergraduate degree from Florida International University and an MBA from University of Miami. Mr. Wallace is working with Mr. Torres and the Registrant to ensure a smooth transition. A copy of the Press Release issued by the Registrant is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  EXHIBITS.

              The Exhibits to this Form 8-K are listed on the Exhibit Index and are incorporated herein by reference.

















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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 16, 2000                 KELLSTROM INDUSTRIES, INC.



                                         By: /s/ Zivi R. Nedivi
                                             ----------------------------------
                                             Name:  Zivi R. Nedivi
                                             Title: President















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                                  EXHIBIT INDEX



    EXHIBIT NO.:
    ------------


         99       Press Release issued by the Registrant on February 10, 2000






















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